UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund

Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2022

Date of reporting period: 03/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2022	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On February 8, 2022, the Board of Directors of the Fund (the “Board”) approved a proposal pursuant to which the Fund will cease to invest in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. Additionally, at the February meeting, the Board approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-monthperiod ended March 31, 2022, the Fund underperformed its benchmark, the Russell 1000 Index. The Fund invests all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”).

What factors influenced performance?

The Fund struggled during the period amid changeable market conditions. Early in the period, U.S. stocks rose toward all-time highs as secular growth themes reasserted themselves during October and November 2021. Investors also focused on inflation, as the Consumer Price Index hit its highest level since 1982 and prompted a rotation back to value styles during December 2021 that persisted through period-end. Investor preferences shifted from richly priced growth names toward businesses with pricing power. Late in the period, U.S. stocks weakened due to inflation concerns and monetary policy normalization, and the Russian invasion of Ukraine led to a surge in commodity prices amid new supply concerns. With investors believing that central banks were late responding to rising prices, interest rates on shorter-duration bonds rose sharply, resulting in a brief inversion in the yield curve. This adverse signal for economic growth underscored the prevailing cautious tone. Notably, though, markets partially recovered in March 2022 amid investor hopes for a de-escalation in Ukraine and the perception of stocks as being a better asset to defend against rampant inflation.

Gains for the Fund early in the period quickly reversed in February and March 2022, leading to overall losses for the period. Non-traditional fundamental quality measures were the primary detractors from performance during the period, particularly among Environmental, Social, and Governance (“ESG”) insights. After rising initially, these measures declined near the end of 2021 and into 2022 as investor preferences shifted toward value. Insights designed to track company controversies were notable detractors, as they failed to position the Fund to avoid select consumer names with sales exposure to Russia. Also, measures that evaluate carbon emissions intensity and track companies across “green” patent filings detracted as they motivated an underweight position in industrials. Lastly, human capital-related insights evaluating corporate culture weighed on performance, as these had more of a growth flavor that struggled in the prevailing market style preference for value.

Elsewhere, measures that look toward informed investor positioning and avoid highly shorted stocks detracted in the volatile market environment. These measures incorrectly positioned the portfolio with respect to technology stocks.

Despite overall underperformance for the period, however, select insights did provide ballast for the Fund. Capturing sentiment from market participants contributed to the Fund’s performance, as measures identifying bond investor views benefited from the rising rate environment. Additionally, text analyses of conference calls correctly motivated positions in communication services stocks. These insights performed particularly well as corporate visibility increased early in the period. Additionally, traditional valuation metrics performed well given the prevailing market style preference, with measures evaluating valuations across sales and looking at research expenditures in comparison to stock price performing well. Lastly, insights expressing a preference for lower-volatility stocks performed well in the volatile environment.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities by adding an insight capturing brand sentiment around retail names. Additionally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as sentiment surrounding supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund’s positioning remained largely sector-neutral. The Fund had slight overweight positions in the information technology and healthcare sectors and slight underweight positions in consumer discretionary and communication services stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2022 (continued)	BlackRock Advantage Large Cap Core Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.88%	13.25%	N/A	15.16%	N/A	13.79%	N/A
Investor A	3.74	13.02	7.08%	14.88	13.65%	13.47	12.86%
Investor C	3.37	12.14	11.25	14.01	14.01	12.74	12.74
Class K	3.89	13.30	N/A	15.21	N/A	13.81	N/A
Class R	3.64	12.72	N/A	14.59	N/A	13.15	N/A
Russell 1000® Index(c)	4.15	13.27	N/A	15.82	N/A	14.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,022.54	$ 2.42		$ 1,000.00	$ 1,022.54	$ 2.42		0.48%
Investor A	1,000.00	1,021.29	3.68		1,000.00	1,021.29	3.68		0.73
Investor C	1,000.00	1,017.55	7.45		1,000.00	1,017.55	7.44		1.48
Class K	1,000.00	1,022.79	2.17		1,000.00	1,022.79	2.17		0.43
Class R	1,000.00	1,020.04	4.94		1,000.00	1,020.05	4.94		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments  (continued)

realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities  (unaudited)

March 31, 2022

BlackRock Advantage Large Cap Core Fund

ASSETS
Investments at value — Master Portfolio	$3,369,179,245
Receivables:
Capital shares sold	843,337
From the Administrator	180,762
Withdrawals from the Master Portfolio	63,225
Prepaid expenses	74,075

Total assets	3,370,340,644

LIABILITIES
Payables:
Capital shares redeemed	906,562
Officer’s fees	1,069
Other accrued expenses	135,530
Other affiliate fees	47,977
Service and distribution fees	353,573
Transfer agent fees	887,902

Total liabilities	2,332,613

NET ASSETS	$3,368,008,031

NET ASSETS CONSIST OF
Paid-in capital	$2,508,321,834
Accumulated earnings	859,686,197

NET ASSETS	$3,368,008,031

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

March 31, 2022

BlackRock Advantage Large Cap Core Fund

NET ASSET VALUE

Institutional

Net assets	$1,712,692,826

Shares outstanding	84,988,326

Net asset value	$20.15

Shares authorized	400 million

Par value	$0.10

Investor A

Net assets	$1,526,083,093

Shares outstanding	79,828,331

Net asset value	$19.12

Shares authorized	300 million

Par value	$0.10

Investor C

Net assets	$42,723,133

Shares outstanding	2,768,723

Net asset value	$15.43

Shares authorized	400 million

Par value	$0.10

Class K

Net assets	$70,890,861

Shares outstanding	3,516,426

Net asset value	$20.16

Shares authorized	2 billion

Par value	$0.10

Class R

Net assets	$15,618,118

Shares outstanding	898,855

Net asset value	$17.38

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations  (unaudited)

Six Months Ended March 31, 2022

BlackRock Advantage Large Cap Core Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$24,105,405
Dividends — affiliated	3,636
Securities lending income — affiliated — net	74,771
Foreign taxes withheld	(113,628)
Expenses	(7,480,158)
Fees waived	59,771

Total investment income	16,649,797

FUND EXPENSES
Service and distribution — class specific	2,206,787
Transfer agent — class specific	1,902,127
Administration	647,614
Administration — class specific	345,206
Registration	63,622
Professional	36,622
Accounting services	3,491
Officer	285
Miscellaneous	33,200

Total expenses	5,238,954
Less:
Fees waived and/or reimbursed by the Administrator	(782,228)
Administration fees waived — class specific	(345,206)
Transfer agent fees waived and/or reimbursed — class specific	(1,053,257)

Total expenses after fees waived and/or reimbursed	3,058,263

Net investment income	13,591,534

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO

Net realized gain from investments and futures contracts	167,848,998

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(50,603,535)

Total net realized and unrealized gain	117,245,463

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,836,997

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund

	Six Months Ended 03/31/22 (unaudited)	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,591,534	$23,635,633
Net realized gain	167,848,998	591,709,028
Net change in unrealized appreciation (depreciation)	(50,603,535)	202,950,778

Net increase in net assets resulting from operations	130,836,997	818,295,439

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(308,814,771)	(70,259,334)
Service	—	(15,503)
Investor A	(280,110,173)	(66,523,425)
Investor C	(8,989,662)	(1,882,579)
Class K	(11,248,178)	(1,855,510)
Class R	(2,790,705)	(595,042)

Decrease in net assets resulting from distributions to shareholders	(611,953,489)	(141,131,393)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	494,394,066	(125,973,220)

NET ASSETS
Total increase in net assets	13,277,574	551,190,826
Beginning of period	3,354,730,457	2,803,539,631

End of period	$3,368,008,031	$3,354,730,457

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Six Months Ended 03/31/22 (unaudited)
			Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$23.32		$18.78		$16.87		$18.18		$21.42		$18.51

Net investment income(a)	0.10		0.19		0.22		0.25		0.25		0.21
Net realized and unrealized gain (loss)	0.92		5.31		2.41		(0.13)		2.71		4.01

Net increase from investment operations	1.02		5.50		2.63		0.12		2.96		4.22

Distributions(b)
From net investment income	(0.19)		(0.22)		(0.29)		(0.20)		(0.23)		(0.19)
From net realized gain	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(4.19)		(0.96)		(0.72)		(1.43)		(6.20)		(1.31)

Net asset value, end of period	$20.15		$23.32		$18.78		$16.87		$18.18		$21.42

Total Return(c)
Based on net asset value	3.88	%(d)	30.31%		15.96%		1.41%		17.36%		23.78	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.61	%(h)(i)	0.68	%(i)	0.84	%(j)	0.82	%(j)	0.79	%(i)	0.86	%(i)

Total expenses after fees waived and/or reimbursed	0.48	%(h)(i)	0.48	%(i)	0.48	%(j)	0.47	%(j)	0.48	%(i)	0.75	%(i)

Net investment income	0.91	%(h)(i)	0.87	%(i)	1.29	%(j)	1.54	%(j)	1.44	%(i)	1.07	%(i)

Supplemental Data
Net assets, end of period (000)	$1,712,693		$1,721,850		$1,399,612		$1,325,232		$1,197,729		$514,830

Portfolio turnover rate of the Master Portfolio	57%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)	Annualized.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Six Months Ended 03/31/22 (unaudited)		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$22.30		$18.00		$16.20		$17.52		$20.84		$18.04

Net investment income(a)	0.07		0.13		0.17		0.20		0.20		0.16
Net realized and unrealized gain (loss)	0.88		5.08		2.31		(0.12)		2.63		3.89

Net increase from investment operations	0.95		5.21		2.48		0.08		2.83		4.05

Distributions(b)
From net investment income		(0.13)	(0.17)		(0.25)		(0.17)		(0.18)		(0.13)
From net realized gain		(4.00)	(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions		(4.13)	(0.91)		(0.68)		(1.40)		(6.15)		(1.25)

Net asset value, end of period	$19.12		$22.30		$18.00		$16.20		$17.52		$20.84

Total Return(c)
Based on net asset value	3.74	%(d)	30.01%		15.66%		1.18%		17.10%		23.38	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.86	%(h)(i)	0.93	%(i)	1.09	%(j)	1.10	%(j)	1.14	%(i)	1.22	%(i)

Total expenses after fees waived and/or reimbursed	0.73	%(h)(i)	0.73	%(i)	0.73	%(j)	0.73	%(j)	0.73	%(i)	1.00	%(i)

Net investment income	0.67	%(h)(i)	0.62	%(i)	1.04	%(j)	1.30	%(j)	1.19	%(i)	0.81	%(i)

Supplemental Data
Net assets, end of period (000)	$1,526,083		$1,519,185		$1,325,195		$1,202,715		$929,540		$905,826

Portfolio turnover rate of the Master Portfolio		57%	111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Six Months Ended 03/31/22 (unaudited)		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$18.68		$15.14		$13.72		$15.03		$18.61		$16.22

Net investment income (loss)(a)		(0.01)	(0.02)		0.04		0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	0.76		4.28		1.95		(0.12)		2.29		3.50

Net increase (decrease) from investment operations	0.75		4.26		1.99		(0.05)		2.35		3.49

Distributions(b)

From net investment income	(0.00	)(c)	—		(0.14)		(0.03)		—		—
From net realized gain		(4.00)	(0.72)		(0.43)		(1.23)		(5.93)		(1.10)

Total distributions		(4.00)	(0.72)		(0.57)		(1.26)		(5.93)		(1.10)

Net asset value, end of period	$15.43		$18.68		$15.14		$13.72		$15.03		$18.61

Total Return(d)
Based on net asset value	3.37	%(e)	29.03%		14.80%		0.37%		16.24%		22.42	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	1.69	%(i)(j)	1.69	%(j)	1.87	%(k)	1.89	%(k)	1.92	%(j)	1.97	%(j)

Total expenses after fees waived and/or reimbursed	1.48	%(i)(j)	1.48	%(j)	1.48	%(k)	1.48	%(k)	1.48	%(j)	1.87	%(j)

Net investment income (loss)	(0.09	)%(i)(j)	(0.13	)%(j)	0.32	%(k)	0.52	%(k)	0.44	%(j)	(0.04	)%(j)

Supplemental Data
Net assets, end of period (000)	$42,723		$42,561		$31,921		$95,571		$159,351		$190,416

Portfolio turnover rate of the Master Portfolio		57%	111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Six Months Ended 03/31/22 (unaudited)								Period from
			Year Ended September 30,						01/25/18	(a)
			2021		2020		2019		to 09/30/18

Net asset value, beginning of period	$23.34		$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.10		0.20		0.22		0.31		0.18
Net realized and unrealized gain (loss)	0.92		5.32		2.42		(0.18)		0.53

Net increase from investment operations	1.02		5.52		2.64		0.13		0.71

Distributions(c)
From net investment income		(0.20)	(0.23)		(0.30)		(0.21)		—
From net realized gain		(4.00)	(0.74)		(0.43)		(1.23)		—

Total distributions		(4.20)	(0.97)		(0.73)		(1.44)		—

Net asset value, end of period	$20.16		$23.34		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	3.89	%(e)	30.42%		16.01%		1.45%		4.06	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.50	%(h)(i)	0.55	%(i)	0.70	%(j)	0.72	%(j)	0.72	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(h)(i)	0.43	%(i)	0.43	%(j)	0.43	%(j)	0.43	%(h)(i)

Net investment income	0.97	%(h)(i)	0.91	%(i)	1.30	%(j)	1.87	%(j)	1.55	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$70,891		$56,736		$34,078		$3,079		$2,458

Portfolio turnover rate of the Master Portfolio		57%	111%		99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Six Months Ended 03/31/22 (unaudited)		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$20.60		$16.66		$15.03		$16.38		$19.85		$17.22

Net investment income(a)	0.04		0.07		0.13		0.15		0.15		0.10
Net realized and unrealized gain (loss)	0.83		4.70		2.13		(0.13)		2.47		3.72

Net increase from investment operations	0.87		4.77		2.26		0.02		2.62		3.82

Distributions(b)
From net investment income		(0.09)	(0.09)		(0.20)		(0.14)		(0.12)		(0.07)
From net realized gain		(4.00)	(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions		(4.09)	(0.83)		(0.63)		(1.37)		(6.09)		(1.19)

Net asset value, end of period	$17.38		$20.60		$16.66		$15.03		$16.38		$19.85

Total Return(c)
Based on net asset value	3.64	%(d)	29.67%		15.38%		0.88%		16.83%		23.06	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.22	%(h)(i)	1.26	%(i)	1.37	%(j)	1.32	%(j)	1.38	%(i)	1.43	%(i)

Total expenses after fees waived and/or reimbursed	0.98	%(h)(i)	0.98	%(i)	0.98	%(j)	0.98	%(j)	0.98	%(i)	1.30	%(i)

Net investment income	0.41	%(h)(i)	0.37	%(i)	0.83	%(j)	1.04	%(j)	0.94	%(i)	0.52	%(i)

Supplemental Data
Net assets, end of period (000)	$15,618		$14,399		$12,416		$27,003		$41,488		$36,445

Portfolio turnover rate of the Master Portfolio		57%	111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Core Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Corporation, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At March 31, 2022, the percentage of the Master Portfolio owned by the Fund was 76.7%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 8, 2022, the Board of Directors of the Fund (the “Board”) approved a proposal pursuant to which the Fund will cease to invest in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. Additionally, at the February meeting, the Board approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from September 30 to May 31.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

InvestmentTransactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (unaudited)  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25	N/A

Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution — class specific	$1,950,904	$218,297	$37,586	$2,206,787

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Administrator charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration — class specific	$176,297	$156,285	$4,386	$6,741	$1,497	$ 345,206

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2022, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$12,542	$97,025	$2,039	$29	$89	$ 111,724

For the six months ended March 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent — class specific	$980,432	$861,483	$42,798	$883	$16,531	$ 1,902,127

Other Fees: For the six months ended March 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $24,341.

For the six months ended March 31, 2022, affiliates received CDSCs in the amount of $25,133 and $4,677 for Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)  (continued)

extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2022, the Administrator waived and/or reimbursed $782,228, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Administrator are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended March 31, 2022, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration fees waived — class specific	$176,297	$156,285	$4,386	$6,741	$1,497	$ 345,206

Transfer agent fees waived and/or reimbursed — class specific	539,765	468,859	30,792	883	12,958	1,053,257

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2022 the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (unaudited)  (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/22		Year Ended 09/30/21

Share Class	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	4,126,701	$86,164,655	11,122,519	$251,323,550

Shares issued in reinvestment of distributions	13,928,034	288,867,427	3,302,822	63,900,785

Shares redeemed	(6,893,911)	(144,716,073)	(15,124,464)	(321,784,632)

	11,160,824	$230,316,009	(699,123)	$(6,560,297)

Service(a)

Shares sold	—	$—	548	$11,010

Shares issued in reinvestment of distributions	—	—	804	15,503

Shares redeemed	—	—	(18,313)	(426,166)

	—	$—	(16,961)	$(399,653)

Investor A

Shares sold and automatic conversion of shares	3,187,996	$64,771,516	5,247,188	$107,401,444

Shares issued in reinvestment of distributions	13,306,804	262,010,951	3,379,506	62,612,624

Shares redeemed	(4,804,823)	(97,148,384)	(14,126,753)	(303,828,770)

	11,689,977	$229,634,083	(5,500,059)	$(133,814,702)

Investor C

Shares sold	308,120	$5,042,993	1,269,667	$21,139,842

Shares issued in reinvestment of distributions	554,976	8,840,764	118,023	1,844,502

Shares redeemed and automatic conversion of shares	(372,331)	(6,109,220)	(1,217,765)	(20,462,871)

	490,765	$7,774,537	169,925	$2,521,473

Class K

Shares sold	961,163	$20,937,767	924,918	$19,893,604

Shares issued in reinvestment of distributions	542,342	11,248,178	95,892	1,855,510

Shares redeemed	(418,280)	(9,001,150)	(403,241)	(8,643,340)

	1,085,225	$23,184,795	617,569	$13,105,774

Class R

Shares sold	183,269	$3,229,089	195,034	$3,743,255

Shares issued in reinvestment of distributions	155,818	2,790,704	34,683	595,042

Shares redeemed	(139,264)	(2,535,151)	(276,127)	(5,164,112)

	199,823	$3,484,642	(46,410)	$(825,815)

	24,626,614	$494,394,066	(5,475,059)	$(125,973,220)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

7.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On April 25, 2022, the Fund ceased to invest in the Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master Portfolio, including the management fee rate. The Fund received net assets of $3,173,287,519, which included net unrealized appreciation of $549,890,062, in exchange for its ownership in the Master Portfolio. The cost basis for the investments received from the Master Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio Information as of March 31, 2022	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	6%
Microsoft Corp.	6
Amazon.com, Inc.	4
Alphabet, Inc., Class A	2
Tesla, Inc.	2
Johnson & Johnson	2
Alphabet, Inc., Class C	2
Visa, Inc., Class A	2
Exxon Mobil Corp.	1
Prologis, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	29%
Health Care	14
Financials	12
Consumer Discretionary	11
Industrials	8
Communication Services	8
Consumer Staples	5
Energy	4
Real Estate	4
Utilities	2
Materials	2
Short-Term Securities	1

(a)	Excludes short-term securities.
(b)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

P O R T F O L I O I N F O R M A T I O N	21

Schedule of Investments (unaudited) March 31, 2022	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Axon Enterprise, Inc.(a)(b)	8,270	$1,139,027
Boeing Co.(a)	125,738	24,078,827
Curtiss-Wright Corp.	43,003	6,457,330
General Dynamics Corp.	190,384	45,916,813
HEICO Corp.	25,422	3,903,294
HEICO Corp., Class A	147,454	18,701,591
Lockheed Martin Corp.	61,490	27,141,686
Mercury Systems, Inc.(a)	10,864	700,185
Northrop Grumman Corp.	13,228	5,915,826

		133,954,579

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.	17,293	1,783,946
United Parcel Service, Inc., Class B	121,253	26,003,918

		27,787,864

Auto Components — 0.4%
BorgWarner, Inc.	491,974	19,137,789
Goodyear Tire & Rubber Co.(a)	18,877	269,752

		19,407,541

Automobiles — 2.3%
General Motors Co.(a)	227,632	9,956,624
Tesla, Inc.(a)	83,362	89,830,891

		99,787,515

Banks — 3.8%
Bank of America Corp.	1,221,324	50,342,975
Citigroup, Inc.	428,806	22,898,240
First Republic Bank	65,900	10,682,390
Huntington Bancshares, Inc.	101,520	1,484,222
JPMorgan Chase & Co.	313,061	42,676,476
Pinnacle Financial Partners, Inc.	66,908	6,160,889
PNC Financial Services Group, Inc.	54,274	10,010,839
Regions Financial Corp.	869,572	19,356,673
Truist Financial Corp.	23,379	1,325,589
Wells Fargo & Co.	41,536	2,012,835

		166,951,128

Beverages — 1.2%
Brown-Forman Corp., Class B	237,925	15,945,733
Coca-Cola Europacific Partners PLC	140,101	6,810,310
Keurig Dr Pepper, Inc.	408,016	15,463,806
PepsiCo, Inc.	76,941	12,878,385

		51,098,234

Biotechnology — 1.1%
AbbVie, Inc.	12,888	2,089,274
Amgen, Inc.	156,467	37,836,850
Biogen, Inc.(a)	42,350	8,918,910

		48,845,034

Building Products — 0.2%
Builders FirstSource, Inc.(a)	23,119	1,492,100
Lennox International, Inc.	19,847	5,117,748
Owens Corning	15,274	1,397,571

		8,007,419

Capital Markets — 1.6%
Bank of New York Mellon Corp.	17,784	882,620
Blackstone, Inc.	3,428	435,150
Charles Schwab Corp.	5,367	452,492
FactSet Research Systems, Inc.	21,305	9,249,566
Goldman Sachs Group, Inc.	14,010	4,624,701
Moody’s Corp.	25,271	8,526,688

Security	Shares	Value

Capital Markets (continued)
S&P Global, Inc.	86,420	$35,447,756
Stifel Financial Corp.	152,536	10,357,194

		69,976,167

Chemicals — 1.4%
Corteva, Inc.	33,837	1,944,951
Ecolab, Inc.	272,217	48,062,634
Linde PLC	26,589	8,493,324
Mosaic Co.	45,278	3,010,987

		61,511,896

Communications Equipment — 0.3%
Ciena Corp.(a)	43,257	2,622,672
Juniper Networks, Inc.	245,558	9,124,935

		11,747,607

Construction Materials — 0.1%
Vulcan Materials Co.	22,906	4,207,832

Consumer Finance — 1.6%
Ally Financial, Inc.	790,015	34,349,852
American Express Co.	140,619	26,295,753
Capital One Financial Corp.	67,123	8,812,579
Discover Financial Services	15,633	1,722,600

		71,180,784

Diversified Consumer Services — 0.5%
H&R Block, Inc.	503,399	13,108,510
Service Corp. International	137,599	9,056,766

		22,165,276

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(a)	51,090	18,030,172
Voya Financial, Inc.	677,681	44,964,134

		62,994,306

Diversified Telecommunication Services — 0.1%
AT&T Inc.	249,956	5,906,460

Electric Utilities — 1.8%
Entergy Corp.	272,879	31,858,623
NextEra Energy, Inc.	183,866	15,575,289
OGE Energy Corp.	706,780	28,822,489
Portland General Electric Co.	28,389	1,565,653

		77,822,054

Electrical Equipment — 0.6%
AMETEK, Inc.	62,512	8,325,348
Eaton Corp. PLC	127,884	19,407,676

		27,733,024

Electronic Equipment, Instruments & Components — 0.7%
Flex Ltd.(a)	574,319	10,653,618
Keysight Technologies, Inc.(a)	124,068	19,599,022
TE Connectivity Ltd.	14,884	1,949,506

		32,202,146

Energy Equipment & Services — 0.7%
Halliburton Co.	240,980	9,125,912
Schlumberger NV	505,383	20,877,372

		30,003,284

Entertainment — 0.4%
ROBLOX Corp., Class A(a)	54,703	2,529,467
Roku, Inc.(a)	52,835	6,618,640
Spotify Technology SA(a)	49,483	7,472,923
Zynga, Inc., Class A(a)	105,678	976,465

		17,597,495

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2022	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 3.7%
American Homes 4 Rent, Class A	197,650	$7,911,930
American Tower Corp.	14,117	3,546,473
Brixmor Property Group, Inc.	259,336	6,693,462
Crown Castle International Corp.	57,394	10,594,932
CubeSmart	569,481	29,630,096
Equity LifeStyle Properties, Inc.	33,077	2,529,729
Extra Space Storage, Inc.	66,903	13,755,257
Life Storage, Inc.	155,454	21,830,405
Mid-America Apartment Communities, Inc.	21,531	4,509,668
Prologis, Inc.	376,988	60,876,022
RLJ Lodging Trust	73	1,028
Sun Communities, Inc.	3,375	591,604

		162,470,606

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	65,219	37,556,361
Kroger Co.	16,711	958,710
Walmart, Inc.	131,864	19,637,187

		58,152,258

Food Products — 0.5%
Bunge Ltd.	27,792	3,079,632
Kellogg Co.	67,053	4,324,248
McCormick & Co., Inc.	131,283	13,102,043

		20,505,923

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	28,251	3,343,788
Align Technology, Inc.(a)	24,422	10,647,992
Boston Scientific Corp.(a)	531,130	23,523,748
IDEXX Laboratories, Inc.(a)	71,708	39,228,579
Medtronic PLC	33,672	3,735,908
Stryker Corp.	2,022	540,582

		81,020,597

Health Care Providers & Services — 2.3%
AmerisourceBergen Corp.	13,658	2,113,029
Anthem, Inc.	81,297	39,934,712
Cigna Corp.	33,940	8,132,364
CVS Health Corp.	120,619	12,207,849
McKesson Corp.	53,628	16,417,140
Molina Healthcare, Inc.(a)	14,517	4,842,726
UnitedHealth Group, Inc.	30,564	15,586,723

		99,234,543

Health Care Technology — 0.5%
Cerner Corp.	30,670	2,869,485
Teladoc Health, Inc.(a)(b)	276,811	19,966,378

		22,835,863

Hotels, Restaurants & Leisure — 0.9%
Airbnb, Inc., Class A(a)	7,352	1,262,779
Choice Hotels International, Inc.	4,385	621,618
Domino’s Pizza, Inc.	4,177	1,700,081
DraftKings, Inc., Class A(a)	24,203	471,232
Expedia Group, Inc.(a)	3,235	632,992
International Game Technology PLC	48,264	1,191,156
McDonald’s Corp.	50,342	12,448,570
Travel + Leisure Co.	287,267	16,644,250
Yum! Brands, Inc.	50,899	6,033,058

		41,005,736

Household Durables — 0.4%
Garmin Ltd.	15,009	1,780,217
Whirlpool Corp.	84,891	14,667,467

		16,447,684

Security	Shares	Value

Household Products — 1.7%
Church & Dwight Co., Inc.	22,125	$2,198,783
Colgate-Palmolive Co.	735,016	55,736,263
Procter & Gamble Co.	100,813	15,404,226

		73,339,272

Independent Power and Renewable Electricity Producers — 0.0%
Sunnova Energy International, Inc.(a)	20,623	475,566

Industrial Conglomerates — 0.5%
Honeywell International, Inc.	70,334	13,685,590
Roper Technologies, Inc.	21,406	10,108,555

		23,794,145

Insurance — 3.0%
Allstate Corp.	5,214	722,191
Marsh & McLennan Cos., Inc.	256,432	43,701,142
MetLife, Inc.	760,094	53,419,406
Reinsurance Group of America, Inc.	49,265	5,392,547
Travelers Cos., Inc.	144,748	26,449,802

		129,685,088

Interactive Media & Services — 5.1%
Alphabet, Inc., Class A(a)	36,603	101,805,754
Alphabet, Inc., Class C(a)	28,544	79,723,107
Meta Platforms, Inc., Class A(a)	198,879	44,222,734

		225,751,595

Internet & Direct Marketing Retail — 3.6%
Amazon.com, Inc.(a)	47,426	154,606,389
Etsy, Inc.(a)	39,745	4,939,508

		159,545,897

IT Services — 4.2%
Accenture PLC, Class A	29,313	9,885,223
Automatic Data Processing, Inc.	54,481	12,396,607
Block, Inc.(a)	30,577	4,146,241
EPAM Systems, Inc.(a)	5,535	1,641,737
Fidelity National Information Services, Inc.	323,033	32,438,974
Global Payments, Inc.	33,217	4,545,414
Mastercard, Inc., Class A	32,802	11,722,779
PayPal Holdings, Inc.(a)	240,109	27,768,606
Visa, Inc., Class A	347,829	77,138,037
Western Union Co.	163,318	3,060,579

		184,744,197

Life Sciences Tools & Services — 3.7%
Agilent Technologies, Inc.	387,942	51,336,365
Bruker Corp.	27,155	1,746,066
Charles River Laboratories International, Inc.(a)	4,271	1,212,836
Danaher Corp.	147,000	43,119,510
Mettler-Toledo International, Inc.(a)	7,859	10,791,900
Syneos Health, Inc.(a)	303,881	24,599,167
Thermo Fisher Scientific, Inc.	46,847	27,670,181

		160,476,025

Machinery — 1.8%
AGCO Corp.	6,582	961,169
Caterpillar, Inc.	46,790	10,425,748
Cummins, Inc.	19,391	3,977,288
Illinois Tool Works, Inc.	243,815	51,054,861
Otis Worldwide Corp.	173,056	13,316,659

		79,735,725

Media — 2.0%
Altice U.S.A., Inc., Class A(a)	387,106	4,831,083
Charter Communications, Inc., Class A(a)	18,731	10,218,135
Comcast Corp., Class A	886,169	41,490,433

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) March 31, 2022	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Discovery, Inc., Class C(a)	33,334	$832,350
Fox Corp., Class A	761,805	30,053,207
Fox Corp., Class B	15,776	572,353

		87,997,561

Metals & Mining — 0.8%
Freeport-McMoRan, Inc.	212,003	10,545,029
Reliance Steel & Aluminum Co.	119,805	21,966,247
Steel Dynamics, Inc.	24,832	2,071,734

		34,583,010

Multiline Retail — 0.9%
Nordstrom, Inc.	120,900	3,277,599
Target Corp.	175,710	37,289,176

		40,566,775

Multi-Utilities — 0.6%
CMS Energy Corp.	22,398	1,566,516
DTE Energy Co.	198,897	26,296,173

		27,862,689

Oil, Gas & Consumable Fuels — 3.7%
Devon Energy Corp.	155,813	9,213,223
Diamondback Energy, Inc.	4,458	611,103
EOG Resources, Inc.	388,307	46,297,843
Exxon Mobil Corp.	755,341	62,383,613
Marathon Oil Corp.	865,889	21,742,473
Ovintiv, Inc.	46,859	2,533,666
Phillips 66	162,553	14,042,954
Targa Resources Corp.	10,639	802,925
Valero Energy Corp.	42,282	4,293,314

		161,921,114

Personal Products — 0.3%
Estee Lauder Cos., Inc., Class A	43,551	11,859,808

Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	8,855	646,681
Eli Lilly & Co.	24,291	6,956,214
Johnson & Johnson	495,565	87,828,985
Merck & Co., Inc.	394,145	32,339,597
Pfizer, Inc.	433,201	22,426,816
Zoetis, Inc.	271,065	51,120,148

		201,318,441

Professional Services — 0.3%
Equifax, Inc.	48,013	11,383,882

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	66,237	6,062,010

Road & Rail — 0.9%
CSX Corp.	143,185	5,362,278
Landstar System, Inc.	106,399	16,048,161
Norfolk Southern Corp.	4,202	1,198,495
Old Dominion Freight Line, Inc.	10,204	3,047,731
Ryder System, Inc.	146,427	11,616,054
Schneider National, Inc., Class B	66,842	1,704,471

		38,977,190

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc.(a)	343,364	37,543,420
Applied Materials, Inc.	52,783	6,956,799
Cirrus Logic, Inc.(a)	102,719	8,709,544
Intel Corp.	899,915	44,599,787
KLA Corp.	12,127	4,439,210
Lam Research Corp.	14,360	7,720,080
Monolithic Power Systems, Inc.	18,329	8,902,029

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	220,171	$60,075,859
NXP Semiconductors NV	5,947	1,100,671
QUALCOMM, Inc.	181,375	27,717,727
Silicon Laboratories, Inc.(a)	86,784	13,034,957
Teradyne Inc	4,395	519,621
Texas Instruments, Inc.	31,855	5,844,755

		227,164,459

Software — 10.2%
Adobe, Inc.(a)	83,871	38,213,305
Atlassian Corp. PLC, Class A(a)	2,738	804,507
Cadence Design Systems, Inc.(a)	85,985	14,141,093
HubSpot, Inc.(a)	5,668	2,691,960
InterDigital, Inc.	9	574
Intuit, Inc.	54,685	26,294,735
Microsoft Corp.	844,620	260,404,792
Palo Alto Networks, Inc.(a)	814	506,723
RingCentral, Inc., Class A(a)	3,599	421,839
salesforce.com, Inc.(a)	112,496	23,885,151
ServiceNow, Inc.(a)	79,051	44,022,711
Workday, Inc., Class A(a)	158,245	37,893,348

		449,280,738

Specialty Retail — 1.3%
Advance Auto Parts, Inc.	14,244	2,947,938
American Eagle Outfitters, Inc.	414,498	6,963,567
Best Buy Co., Inc.	45,346	4,121,952
Home Depot, Inc.	128,501	38,464,204
Lowe’s Cos., Inc.	17,675	3,573,708
Penske Automotive Group, Inc.	11,711	1,097,555

		57,168,924

Technology Hardware, Storage & Peripherals — 8.1%
Apple Inc.	1,555,756	271,650,555
Dell Technologies, Inc., Class C(a)	716,939	35,983,169
Hewlett Packard Enterprise Co	1,376,137	22,995,249
HP, Inc.	571,641	20,750,568
Western Digital Corp.(a)	81,853	4,064,002

		355,443,543

Textiles, Apparel & Luxury Goods — 0.4%
Levi Strauss & Co., Class A	266,393	5,263,926
NIKE, Inc., Class B	9,183	1,235,664
Ralph Lauren Corp.	68,592	7,781,076
Tapestry, Inc.	43,784	1,626,576

		15,907,242

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	124,280	2,760,259

Tobacco — 0.1%
Philip Morris International, Inc.	29,256	2,748,309

Trading Companies & Distributors — 0.4%
SiteOne Landscape Supply, Inc.(a)	117,825	19,051,124

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	123,212	3,724,699

Total Long-Term Investments — 98.9% (Cost: $3,385,452,989)		4,345,890,142

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2022	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%	44,290,690	$44,290,690
SL Liquidity Series, LLC, Money Market Series, 0.42%(e)	7,665,163	7,662,863

Total Short-Term Securities — 1.2% (Cost: $51,951,036)		51,953,553

Total Investments — 100.1% (Cost: $3,437,404,025)		4,397,843,695

Liabilities in Excess of Other Assets — (0.1)%		(4,841,606)

Net Assets — 100.0%		$4,393,002,089

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$44,173,269	$117,421	(a)	$—		$—	$—	$44,290,690	44,290,690	$4,736		$—
SL Liquidity Series, LLC, Money Market Series	10,666,029	—		(2,985,168	)(a)	(14,173)	(3,825)	7,662,863	7,665,163	97,197	(b)	—

						$(14,173)	$(3,825)	$51,953,553		$101,933		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	215	06/17/22	$48,706	$3,686,549

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) March 31, 2022	Master Advantage Large Cap Core Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,686,549	$—	$—	$—	$3,686,549

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Toal

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,879,411)	$—	$—	$—	$(2,879,411)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,301,026	$—	$—	$—	$5,301,026

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$52,071,044

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,345,890,142	$—	$—	$4,345,890,142
Short-Term Securities
Money Market Funds	44,290,690	—	—	44,290,690

	$4,390,180,832	$—	$—	4,390,180,832

Investments valued at NAV(a)				7,662,863

				$4,397,843,695

Derivative Financial Instruments(b)
Assets
Equity Contracts	$3,686,549	$—	$—	$3,686,549

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

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Statement of Assets and Liabilities (unaudited)

March 31, 2022

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$4,345,890,142
Investments at value — affiliated(c)	51,953,553
Cash	34,780
Cash pledged for futures contracts	2,643,000
Receivables:
Investments sold	49,085,369
Securities lending income — affiliated	20,591
Dividends — affiliated	3,796
Dividends — unaffiliated	2,802,674
Prepaid expenses	15,217

Total assets	4,452,449,122

LIABILITIES
Collateral on securities loaned	7,693,881
Payables:
Investments purchased	49,280,524
Investment advisory fees	1,522,458
Directors’ fees	5,789
Other accrued expenses	176,274
Variation margin on futures contracts	704,882
Withdrawals to investors	63,225

Total liabilities	59,447,033

NET ASSETS	$4,393,002,089

NET ASSETS CONSIST OF
Investors’ capital	$3,428,875,870
Net unrealized appreciation (depreciation)	964,126,219

NET ASSETS	$4,393,002,089

(a) Investments, at cost — unaffiliated	$3,385,452,989
(b) Securities loaned, at value	$7,404,576
(c) Investments, at cost — affiliated	$51,951,036

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	27

Statement of Operations (unaudited)

Six Months Ended March 31, 2022

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$31,319,520
Dividends — affiliated	4,736
Securities lending income — affiliated — net	97,197
Foreign taxes withheld	(147,433)

Total investment income	31,274,020

EXPENSES
Investment advisory	9,492,013
Accounting services	135,530
Custodian	37,596
Professional	29,199
Directors	8,358
Miscellaneous	13,218

Total expenses	9,715,914
Less:
Fees waived and/or reimbursed by the Manager	(77,662)

Total expenses after fees waived and/or reimbursed	9,638,252

Net investment income	21,635,768

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	220,878,819
Investments — affiliated	(14,173)
Futures contracts	(2,879,411)

217,985,235

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(72,594,897)
Investments — affiliated	(3,825)
Futures contracts	5,301,026

(67,297,696)

Net realized and unrealized gain	150,687,539

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,323,307

See notes to financial statements.

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Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio
	Six Months Ended 03/31/22 (unaudited)	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,635,768	$38,197,644
Net realized gain	217,985,235	753,819,293
Net change in unrealized appreciation (depreciation)	(67,297,696)	274,025,932

Net increase in net assets resulting from operations	172,323,307	1,066,042,869

CAPITAL TRANSACTIONS
Proceeds from contributions	181,606,264	470,312,675
Value of withdrawals	(302,515,131)	(877,262,200)

Net decrease in net assets derived from capital transactions	(120,908,867)	(406,949,525)

NET ASSETS
Total increase in net assets	51,414,440	659,093,344
Beginning of period	4,341,587,649	3,682,494,305

End of period	$4,393,002,089	$4,341,587,649

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	Master Advantage Large Cap Core Portfolio
	Six Months Ended		Year Ended September 30,
	03/31/22 (unaudited)		2021	2020	2019	2018	2017

Total Return
Total return	3.90	%(a)	30.39%	15.98%	1.43%	17.40%	24.06	%(b)

Ratios to Average Net Assets(c)
Total expenses	0.43	%(d)	0.44%	0.44%	0.44%	0.45%	0.49%

Total expenses after fees waived and/or reimbursed	0.43	%(d)	0.43%	0.43%	0.43%	0.45%	0.49%

Net investment income	0.96	%(d)	0.92%	1.34%	1.59%	1.47%	1.33%

Supplemental Data
Net assets, end of period (000)	$4,393,002		$4,341,588	$3,682,494	$3,469,237	$3,103,189	$2,262,543

Portfolio turnover rate		57%	111%	99%	151%	148%	130%

(a)	Aggregate total return.

(b)	Includes proceeds received from a settlement of litigation, which had no impact on the Master Portfolio’s total return.
(c)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(d)	Annualized.

See notes to financial statements.

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Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Master Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Master Portfolio is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

On February 8, 2022, the Board of Directors of BlackRock Large Cap Series Funds, Inc., on behalf of BlackRock Advantage Large Cap Core Fund (the “Fund”), approved a proposal pursuant to which the Fund will cease to invest in the Master Portfolio as part of a “master/feeder” structure and will instead operate as a stand-alone fund.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2022, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102%of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100%of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value,

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Notes to Financial Statements (unaudited) (continued)

respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash	Non-Cash	Net
Counterparty	Loaned at Value	Collateral Received(a)	Collateral Received	Amount

J.P. Morgan Securities LLC	$7,404,576	$(7,404,576)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2022 the amount waived was $6,144.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended March 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees to enable the feeder that invests in the Portfolio to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2022, the amount waived and/or reimbursed was $71,518.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Master Portfolio retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2022, the Master Portfolio paid BIM $22,799 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

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Notes to Financial Statements  (unaudited) (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$ 2,820,769	$ 4,925,020	$ 767,854

7.	PURCHASES AND SALES

For the six months ended March 31, 2022, purchases and sales of investments, excluding short-term investments, were $2,504,048,967 and $2,601,645,446, respectively.

8.	INCOME TAX INFORMATION

It is the Master Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$3,450,786,851

Gross unrealized appreciation	$1,064,546,314
Gross unrealized depreciation	(113,802,919)

Net unrealized appreciation (depreciation)	$950,743,395

9.	BANK BORROWINGS

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On April 25, 2022, the Fund ceased to invest in the Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund received net assets of $3,173,287,519, which included net unrealized appreciation of $549,890,062, in exchange for its ownership in the Master Porfolio. The cost basis for the investments received from the Master Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Real Estate Securities Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Trust, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	37

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund/Master Portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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Additional Information   (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master LLC Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Address of the Corporation/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	39

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-3/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: May 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: May 20, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: May 20, 2022

4